UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2007
ASPREVA PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169	98-0435540
(Commission File Number)	(IRS Employer Identification No.)
1203 – 4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (250) 744-2488
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
On November 23, 2007, Aspreva Pharmaceuticals Corporation filed a Management Information Circular for its Special Meeting of Securityholders to be held on December 17, 2007, which is attached hereto as Exhibit 99.1.
At the Special Meeting, securityholders will be asked to approve a statutory arrangement under the Business Corporations Act (British Columbia), whereby Aspreva will be acquired by Galenica Canada Ltd., a wholly-owned subsidiary of Galenica AG. In addition, to complete the arrangement, shareholders will be asked to approve a resolution amending Aspreva’s shareholder rights plan dated as of February 4, 2005 to waive the plan’s application to Galenica AG and Galenica Canada Ltd.
Item 9.01.   Financial Statements and Exhibits.
(d)   Exhibits

Number	Description
99.1	Management Information Circular for a Special Meeting of Securityholders to be held on December 17, 2007.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION
Dated: November 23, 2007	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Management Information Circular for a Special Meeting of Securityholders to be held on December 17, 2007.

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